April 23, 2004

THE DREYFUS/LAUREL FUNDS, INC.-
DREYFUS PREMIER CORE EQUITY FUND

Supplement to Prospectus
dated January 1, 2004

At a meeting of the Board of Directors of The Dreyfus/Laurel Funds, Inc., on behalf of Dreyfus Premier Core Equity Fund (the “Fund”), held on April 22, 2004, the Board approved, subject to shareholder approval, a Plan of Reorganization (the “Plan”) with respect to the Fund and Dreyfus Premier Tax Managed Growth Fund (the “Acquiring Fund”). The Plan provides for the transfer of the Fund’s assets to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Fund shareholders and the subsequent termination of the Fund (the “Reorganization”). If the Reorganization is consummated, the Acquiring Fund will be renamed Dreyfus Premier Core Equity Fund.

It is currently contemplated that holders of Fund shares as of July 1, 2004 (the “Record Date”) will be asked to approve the Plan on behalf of the Fund at a special meeting of shareholders to be held on or about September 8, 2004. If the Plan is approved, the Reorganization will become effective on or about September 17, 2004.

A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to Fund shareholders as of the Record Date. The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-645-6561.

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